UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 3, 2003


                                SPAR Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     0-27824                 33-0684451
         --------                     -------                 ----------
(State or Other Jurisdiction         (Commission              (IRS Employer
    of Incorporation)                 File No.)            Identification No.)


580 White Plains Road, Tarrytown,  New York                  10591
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(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (914) 332-4100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

         The common stock, par value $.01 per share (the "Common Stock"), of SPAR Group, Inc. (the "Company"), commenced trading on the NASDAQ National Market as of July 3, 2003. The Common Stock, which was trading on the NASDAQ SmallCap Market, will continue to trade under the ticker symbol SGRP on the NASDAQ National Market.


Item 7. Financial Statements, Pro Forma Financial information and Exhibits.

(a)      Exhibits
         --------

             99.1                Press Release dated July 7, 2003

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2003

                            SPAR Group, Inc.



                            By: /s/ Charles Cimitile
                                ------------------------------------------------
                                Name:  Charles Cimitile
                                Title: Chief Financial Officer

                                  Exhibit Index

                  Exhibit No.         Description
                  -----------         -----------

                  99.1                Press Release dated July 7, 2003